SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2004-AA2

On July 25, 2004, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2004-AA2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2004, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2004-AA2 relating to the distribution date of July 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2004


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 2004


                             Payment Date: 07/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       122,160,000.00    4.957642%       985,629.13    504,687.95    1,490,317.08       0.00       0.00
                        2A1         6,839,000.00    5.050605%           894.06     28,784.24       29,678.30       0.00       0.00
Residual                ARU                50.00    4.957642%            50.00          0.21           50.21       0.00       0.00
                        ARL                50.00    4.957642%            50.00          0.21           50.21       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,839,000.00    5.050605%           894.06     28,784.24       29,678.30       0.00       0.00
                        B2          2,104,000.00    5.050605%           275.05      8,855.39        9,130.45       0.00       0.00
                        B3          1,368,000.00    5.050605%           178.84      5,757.69        5,936.53       0.00       0.00
                        B4          1,158,000.00    5.050605%           151.38      4,873.83        5,025.22       0.00       0.00
                        B5            947,000.00    5.050605%           123.80      3,985.77        4,109.57       0.00       0.00
                        B6            631,454.00    5.050605%            82.55      2,657.69        2,740.24       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        142,046,554.00     -              988,328.87    588,387.21    1,576,716.09     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       121,174,370.87              0.00
                                2A1         6,838,105.94              0.00
Residual                        ARU                 0.00              0.00
                                ARL                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          6,838,105.94              0.00
                                B2          2,103,724.95              0.00
                                B3          1,367,821.16              0.00
                                B4          1,157,848.62              0.00
                                B5            946,876.20              0.00
                                B6            631,371.45              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        141,058,225.13     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   122,160,000.00     4.957642% 32051D4P4     8.068346      4.131368    991.931654
                           2A1     6,839,000.00     5.050605% 32051D4S8     0.011885      0.382642     90.902040
Residual                   ARU            50.00     4.957642% 32051D4Q2   1,000.000000    4.131368      0.000000
                           ARL            50.00     4.957642% 32051D4R0   1,000.000000    4.131368      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,839,000.00     5.050605% 32051D4T6     0.130729      4.208837    999.869271
                           B2      2,104,000.00     5.050605% 32051D4U3     0.130729      4.208837    999.869271
                           B3      1,368,000.00     5.050605% 32051D4V1     0.130729      4.208837    999.869271
                           B4      1,158,000.00     5.050605% 32051D4W9     0.130729      4.208837    999.869271
                           B5        947,000.00     5.050605% 32051D4X7     0.130729      4.208837    999.869271
                           B6        631,454.00     5.050605% 32051D4Y5     0.130727      4.208837    999.869273
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     142,046,554.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       129,245,229.13    80,186,549.20   209,431,778.33
Loan count                    642              152              794
Avg loan rate           5.394642%        5.638425%             5.49
Prepay amount          968,253.89         5,010.28       973,264.17

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        46,775.03        28,805.32        75,580.36
Sub servicer fees            0.00             0.00             0.00
Trustee fees               651.16           401.00         1,052.16


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           90.815754%           100.000000%            128,999,100.00
   -----------------------------------------------------------------------------
   Junior            9.184246%             0.000000%             13,045,748.32
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            1,576,716.09          1,576,716.09
Principal remittance amount              988,328.87            988,328.87
Interest remittance amount               588,387.21            588,387.21